UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2025
VISA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33977 (Commission File Number)	26-0267673 (IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California (Address of Principal Executive Offices)	94128-8999 (Zip Code)

Registrant’s telephone number, including area code: (650) 432-3200
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	V	New York Stock Exchange
1.500% Senior Notes due 2026	V26	New York Stock Exchange
2.000% Senior Notes due 2029	V29	New York Stock Exchange
2.375% Senior Notes due 2034	V34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On April 30, 2025, Visa Inc. (the “Company”) announced an offering of €1,250,000,000 of its 2.250% Senior Notes due 2028 (the “2028 Notes”), €1,000,000,000 of its 3.125% Senior Notes due 2033 (the “2033 Notes”), €650,000,000 of its 3.500% Senior Notes due 2037 (the “2037 Notes”), and €600,000,000 of its 3.875% Senior Notes due 2044 (the “2044 Notes”) (the “2044 Notes,” and together with the 2028 Notes, 2033 Notes and 2037 Notes, the “Notes”).
The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated April 30, 2025 among the Company and the several underwriters named therein, under the Company’s automatic shelf registration statement as amended (the “Registration Statement”) on Form S-3 (Registration No. 333-280966), filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2024. The Company has filed with the SEC a prospectus supplement dated April 30, 2025, together with the accompanying prospectus dated July 24, 2024, relating to the offer and sale of the Notes. The Notes were issued on May 15, 2025 pursuant to an indenture dated as of December 14, 2015 (the “Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. The Notes are unsecured obligations of the Company. The Indenture also contains customary event of default provisions. The following table summarizes information about the Notes and the offering thereof.

Title of securities	2.250% Senior Notes due 2028	3.125% Senior Notes due 2033	3.500% Senior Notes due 2037	3.875% Senior Notes due 2044
Aggregate principal amount sold	€1,250,000,000	€1,000,000,000	€650,000,000	€600,000,000
Maturity date	May 15, 2028	May 15, 2033	May 15, 2037	May 15, 2044
Public offering price	99.462% of the principal amount	99.993% of the principal amount	99.480% of the principal amount	98.801% of the principal amount
Interest payment date	Annually on each May 15, commencing on May 15, 2026.	Annually on each May 15, commencing on May 15, 2026.	Annually on each May 15, commencing on May 15, 2026.	Annually on each May 15, commencing on May 15, 2026.
Coupon	2.250%	3.125%	3.500%	3.875%
Optional redemption	Prior to April 15, 2028, make-whole call at the applicable Comparable Government Bond Rate (as defined in the 2028 Note) plus 10 basis points; par call at any time thereafter	Prior to February 15, 2033, make-whole call at the applicable Comparable Government Bond Rate (as defined in the 2033 Note) plus 15 basis points; par call at any time thereafter	Prior to February 15, 2037, make-whole call at the applicable Comparable Government Bond Rate (as defined in the 2037 Note) plus 15 basis points; par call at any time thereafter	Prior to November 15, 2043, make-whole call at the applicable Comparable Government Bond Rate (as defined in the 2044 Note) plus 20 basis points; par call at any time thereafter
The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of the Notes. Each of the Underwriting Agreement and the forms of the 2028 Notes, 2033 Notes, 2037 Notes and 2044 Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively. The Indenture was previously incorporated by reference into the Registration Statement pursuant to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 14, 2015. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1; and a consent relating to such incorporation of such opinion is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated April 30, 2025 among Visa Inc. and the several underwriters named therein
4.1	Form of 2.250% Senior Notes due 2028
4.2	Form of 3.125% Senior Notes due 2033
4.3	Form of 3.500% Senior Notes due 2037
4.4	Form of 3.875% Senior Notes due 2044
5.1	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.
Date:	May 15, 2025	By:	/s/ Chris Suh
			Name:	Chris Suh
			Title	Chief Financial Officer